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 T. ROWE PRICE
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Tax-Efficient Balanced Fund, Inc.

 Supplement to prospectus dated July 1, 1998
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 Effective March 1, 1998, footnote (b) to Table 1 on page 2 of the Prospectus will be revised with the following to reflect the extension of the fund's expense ratio limitation:


 /b/
 To limit the fund's expenses during its initial period of operations, T. Rowe Price agreed to waive its fees and bear any expenses through February 28, 1999, that would cause the fund's ratio of expenses to average net assets to exceed 1.00%. Effective March 1, 1999, T. Rowe Price agreed to extend the expense limitation for an additional two-year period through February 28, 2001. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 1.00%; however, no reimbursement will be made after February 28, 2001 (for the first agreement), or February 28, 2003 (for the second agreement), or if it would result in the expense ratio exceeding 1.00%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. Without these agreements, the fund's management fee, other expenses, and total expense ratio would have been 0.52%, 1.69%, and 2.21%, respectively.

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 The date of the above supplement is March 1, 1999.
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 Effective immediately, the paragraph under Portfolio Management on page 17 of the prospectus will be replaced with the following:


 The fund has an Investment Advisory Committee with the following members:
 William F. Snider and Donald J. Peters, Co-chairmen, Mary J. Miller, William J. Stromberg, and Arthur S. Varnado. The committee co-chairmen have day-to-day responsibility for managing the fund and work with the committee in developing and executing the fund's investment program. Mr. Snider joined T. Rowe Price in 1991 and has been managing investments since 1993. Mr. Peters has been managing investments since joining T. Rowe Price in 1993.
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 The date of the above supplement is April 15, 1999.
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                                                                 F19-041 4/15/99
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